SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 12, 2001

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                        THE COLONEL'S INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          Michigan                       2-98277C                 38-3262264
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)




        951 Aiken Road
    Owosso, Michigan 48867                                        48867
    (Address of principal                                       (Zip code)
      executive offices)


       Registrant's telephone number, including area code: (800) 433-3604

Item 5.  Other Events.

      On March 12, 2001, the registrant issued a press release which is attached to this report as Exhibit 99.1.



                                Index to Exhibits


      Exhibit No.       Description
      -----------       -----------

      99.1              Press release dated March 9, 2001.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, The Colonel's International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2001                    THE COLONEL'S INTERNATIONAL, INC.


                                        By: /s/ Gregory T. Strzynski
                                           -------------------------
                                        Name:  Gregory T. Strzynski
                                        Title: Chief Financial Officer